AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                      MELLON CAPITAL MANAGEMENT CORPORATION

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of February 18, 2004 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the JNL Variable Fund LLC and JNLNY Variable Fund I LLC (the "Funds");

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses;

     WHEREAS, in order to reflect the addition of two new funds;

     WHEREAS, to reflect the merger of two funds of JNLNY Variable Fund I LLC into one fund of the JNL Variable Fund LLC; and

     WHEREAS, to reflect the addition of a breakpoint to the sub-advisory fee schedule.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 1, 2006, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 1, 2006, attached hereto.

     The parties hereto agree that unless specifically changed pursuant to this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 1st day of May, 2006.

JACKSON NATIONAL ASSET                      MELLON CAPITAL MANAGEMENT
MANAGEMENT, LLC                             CORPORATION


By:                                      By:
      --------------------------------        ----------------------------------

Name:    ANDREW B. HOPPING               Name:
      --------------------------------        ----------------------------------

Title:   PRESIDENT                       Title:
      --------------------------------        ----------------------------------

                                   SCHEDULE A
                               Dated: May 1, 2006
                                     (Funds)

                              JNL VARIABLE FUND LLC

                  JNL/Mellon Capital Management DowSM 10 Fund
                  JNL/Mellon Capital Management S&P(R) 10 Fund
                  JNL/Mellon Capital Management Global 15 Fund
                  JNL/Mellon Capital Management 25 Fund
                  JNL/Mellon Capital Management Select Small-Cap Fund JNL/Mellon Capital Management Nasdaq(R) 15 Fund JNL/Mellon Capital Management Value Line(R) 25 Fund JNL/Mellon Capital Management DowSM Dividend Fund JNL/Mellon Capital Management S&P(R) 24 Fund
                  JNL/Mellon Capital Management VIP Fund
                  JNL/Mellon Capital Management JNL 5 Fund
                  JNL/Mellon Capital Management JNL Optimized 5 Fund JNL/Mellon Capital Management Communications Sector Fund JNL/Mellon Capital Management Consumer Brands Sector Fund JNL/Mellon Capital Management Financial Sector Fund JNL/Mellon Capital Management Healthcare Sector Fund JNL/Mellon Capital Management Oil & Gas Sector Fund JNL/Mellon Capital Management Technology Sector Fund

                            JNLNY VARIABLE FUND I LLC

                  JNL/Mellon Capital Management DowSM 10 Fund
                  JNL/Mellon Capital Management S&P(R) 10 Fund
                  JNL/Mellon Capital Management Global 15 Fund
                  JNL/Mellon Capital Management Nasdaq(R) 15 Fund
                  JNL/Mellon Capital Management Value Line(R) 25 Fund JNL/Mellon Capital Management DowSM Dividend Fund JNL/Mellon Capital Management S&P(R) 24 Fund

                                   SCHEDULE B
                               Dated: May 1, 2006
                                 (Compensation)

                              JNL VARIABLE FUND LLC

                   JNL/MELLON CAPITAL MANAGEMENT DOWSM 10 FUND
            ASSETS                                        ANNUAL RATE
            ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


                  JNL/MELLON CAPITAL MANAGEMENT S&P(R) 10 FUND
            ASSETS                                        ANNUAL RATE
            ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


                  JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND
            ASSETS                                        ANNUAL RATE
            ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


                      JNL/MELLON CAPITAL MANAGEMENT 25 FUND
            ASSETS                                        ANNUAL RATE
            ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


               JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL CAP FUND
            ASSETS                                        ANNUAL RATE
            ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%

                 JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND
            ASSETS                                        ANNUAL RATE
            ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


                JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND
            ASSETS                                        ANNUAL RATE
            ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


               JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND
            ASSETS                                        ANNUAL RATE
            ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


                  JNL/MELLON CAPITAL MANAGEMENT S&P(R) 24 FUND
            ASSETS                                        ANNUAL RATE
            ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


                     JNL/MELLON CAPITAL MANAGEMENT VIP FUND
            ASSETS                                        ANNUAL RATE
            ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


                    JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND
            ASSETS                                        ANNUAL RATE
            ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%

               JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND
        ASSETS                                        ANNUAL RATE
        ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


            JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND
        ASSETS                                        ANNUAL RATE
        ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


            JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND
        ASSETS                                        ANNUAL RATE
        ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


               JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND
        ASSETS                                        ANNUAL RATE
        ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


              JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND
        ASSETS                                        ANNUAL RATE
        ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


               JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND
        ASSETS                                        ANNUAL RATE
        ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%

              JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND

        ASSETS                                        ANNUAL RATE
        ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


                            JNLNY VARIABLE FUND I LLC

                   JNL/MELLON CAPITAL MANAGEMENT DOWSM 10 FUND

        ASSETS                                        ANNUAL RATE
        ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


                  JNL/MELLON CAPITAL MANAGEMENT S&P(R) 10 FUND

        ASSETS                                        ANNUAL RATE
        ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


                  JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND
        ASSETS                                        ANNUAL RATE
        ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


                 JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND
        ASSETS                                        ANNUAL RATE
        ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


               JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND
        ASSETS                                        ANNUAL RATE
        ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


                JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND
        ASSETS                                        ANNUAL RATE
        ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%


                  JNL/MELLON CAPITAL MANAGEMENT S&P(R) 24 FUND
        ASSETS                                        ANNUAL RATE
        ------                                        -----------
        First $50 million                                    0.12%
        Next $50 million                                     0.06%
        $100 to $750 million                                 0.03%
        Over $750 million                                   0.015%